UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
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☐     Soliciting Material under § 240.14a-12

Vector Group Ltd.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of
VECTOR GROUP LTD.
To Be Held On:
June 3, 2021 at 10:00 a.m. eastern time
virtually at https://web.lumiagm.com/254176245 (password: vector2021)

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER
This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 20, 2021.
Please visit http://www.astproxyportal.com/ast/03819/, where the following materials are available for view:
•Notice of Annual Meeting of Stockholders and directions to the meeting
•Proxy Statement
•Form of Electronic Proxy Card
•Annual Report on Form 10-K for the year ended December 31, 2020
TO REQUEST PAPER OR E-MAIL TELEPHONE: 888-Proxy-NA (888-776-9962); 718-921-8562 (for international callers)
COPIES OF THE PROXY MATERIALS: E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials/
TO VOTE: ONLINE: To access your online proxy card, please visit http://www.astproxyportal.com/ast/03819/ and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com until 11:59 PM Eastern Time the day before the cut-off or meeting date.
    VIRTUAL ANNUAL MEETING: You may vote your shares by attending the virtual Annual Meeting. To attend the meeting via the Internet please visit https://web.lumiagm.com/254176245 (password: vector2021) and be sure to have available the control number.
TELEPHONE: To vote by telephone, please visit http://www.astproxyportal.com/ast/03819/ to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.

The following items will be voted upon at the Annual Meeting of Stockholders.
The Board of Directors recommends you vote for all nominees on Item 1.
1.Election of Directors:
NOMINEES:
Bennett S. LeBow Howard M. Lorber Richard J. Lampen Stanley S. Arkin Henry C. Beinstein Ronald J. Bernstein Paul V. Carlucci Jean E. Sharpe Barry Watkins
The Board of Directors recommends you vote FOR Items 2 and 3.
2.Advisory approval of executive compensation (say on pay).

3.Approval of ratification of Deloitte & Touche LLP as independent registered public accounting firm for the year ending December 31, 2021.
The Board of Directors recommends you vote AGAINST Item 4.

4.Advisory approval of a shareholder proposal regarding the adoption of a bylaw for directors to be elected by a majority vote.

Please note that you cannot use this notice to vote by mail or otherwise.